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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: January 18, 2000


              CHASE CREDIT CARD OWNER TRUST 1999-3 (formerly known
                    as "Chemical Master Credit Card Trust I")
           ----------------------------------------------------------
                             (Issuer of Securities)


                 CHASE MANHATTAN BANK, USA, NATIONAL ASSOCIATION
               ---------------------------------------------------
             (Exact name of registrant as specified in its charter)


      United States              333-74303                  22-2382028
----------------------------    -------------       ----------------------------
(State or other jurisdiction    (Commission         (IRS Employer
of incorporation)               File Number)        Identification No.)

            802 Delaware Avenue, Wilmington, DE          19801
            ----------------------------------------     ----------
            (Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code: (302) 575-5050
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Item 5. Other Events:

      Chase Credit Card Owner Trust 1999-3 is the issuer of three classes of asset backed notes. The notes were issued under an indenture, dated as of September 1, 1999, between the trust and The Bank of New York, as Indenture Trustee.

      On January 18, 2000, The Chase Manhattan Bank, as Paying Agent, distributed monthly interest to the holders of the notes, and provided to holders a report including the information required by Section 7.3 of the Indenture. A copy of the statement provided to the holders of the notes is being filed as Exhibit 20.1 to this Current Report on Form 8-K.

Item 7(c). Exhibits

            Exhibits          Description
            --------          -----------

            20.1 Monthly Statement to Noteholders with respect to the January 18, 2000 distribution.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  January 28, 2000


                                    By: THE CHASE MANHATTAN BANK,
                                    USA, NATIONAL ASSOCIATION
                                    as Administrator


                                    By: /s/ Patricia Garvey
                                    --------------------------
                                    Name:  Patricia Garvey
                                    Title: Vice President
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                         INDEX TO EXHIBITS

Exhibit No.              Description
-----------              -----------
20.1                     Statement to Noteholders dated 1/18/2000